UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2017

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Energy and Power Fund (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 12, 2017.  As of April 20, 2017, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 439,394,896 common shares of beneficial interest were eligible to be voted, and 170,964,924 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2017:

•	Proposal No. 1 – to elect the ten members of the board of trustees named in the Company's proxy statement to serve as trustees of the Company until the 2018 annual meeting of shareholders and until their successors are duly elected and qualified; and

•	Proposal No. 2 – to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

All trustee nominees listed in the Company’s 2017 proxy statement were elected by the Company’s shareholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each trustee nominee are set forth below:

Trustee Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Adelman	50,226,875	1,971,698	118,766,351
Sidney R. Brown	50,201,681	1,996,892	118,766,351
Gregory P. Chandler	50,290,996	1,907,577	118,766,351
Michael C. Forman	50,237,772	1,960,801	118,766,351
Richard I. Goldstein	50,226,145	1,972,428	118,766,351
Thomas J. Gravina	50,183,615	2,014,958	118,766,351
Michael Heller	50,209,370	1,989,203	118,766,351
Charles P. Pizzi	50,205,272	1,993,301	118,766,351
Richard W. Vague	50,182,786	2,015,787	118,766,351
R. Richard Williams	50,198,825	1,999,748	118,766,351

The proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was also approved by the Company’s shareholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
169,238,166	724,630	1,002,128	–

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: June 13, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary